BLACKROCK BOND ALLOCATION TARGET SHARES

BATS: Series S Portfolio

(the “Fund”)

Supplement dated November 14, 2012

to the Summary Prospectus dated July 27, 2012

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Musmanno, CFA	2009	Managing Director of BlackRock, Inc.
Matthew Marra	2011	Managing Director of BlackRock, Inc.
Michael Heilbronn	2012	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-BATSS-1112SUP